UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 17, 2003

(Date of earliest event reported): March 14, 2003

THE GENLYTE GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-16960	22-2584333
(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 601, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 420-9500
(Registrant’s telephone number, including area code)

ITEM 5.  Other Events.

On March 14, 2003, The Genlyte Group Incorporated issued the news release attached hereto as Exhibit 99.1 titled “Court rules in Genlyte’s favor in Keene Fraudulent Conveyance Case.”

ITEM 7.  Financial Statements and Exhibits.

(c)    Exhibits:

99.1               Company news release titled “Court rules in Genlyte’s favor in Keene Fraudulent Conveyance Case.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Genlyte Group Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GENLYTE GROUP INCORPORATED

By:	/s/ William G. Ferko
Name: William G. Ferko
Title: Vice President, Chief Financial Officer & Treasurer

Date:  March 17, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Company news release titled “Court rules in Genlyte’s favor in Keene Fraudulent Conveyance Case.”